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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2001


                                Total Film Group
             (Exact name of registrant as specified in its charter)


            Delaware                    0-30227                 13-3851302
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                  Identification Number)


                       9107 Wilshire Boulevard, Suite 475
                             Beverly Hills, CA 90210
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 275-8404


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective March 26, 2001, Hollander, Lumer & Co. LLP ("HLC") resigned as the independent accountants of Total Film Group, a Delaware corporation (the "Company"). Effective March 26, 2001, the Company engaged Good Swartz Brown & Berns LLP ("GSBB") as the Company's new independent accountants. The retention of GSBB was approved by the Company's Board of Directors.

     Prior to the engagement of GSBB, neither the Company, nor anyone on its behalf consulted with GSBB regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined in Item 304 (1) (1) (iv) of Regulation S-B.
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     Hollander, Lumer & Co. LLP ("HLC") audited the Company's financial statements for the fiscal year ended June 30, 2000. HLC's report for this fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified as to uncertainty, audit scope or accounting principles.

     During the period from July 1, 2000 to March 26, 2001, there were no disagreements with HLC or GSBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HLC and GSBB, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304 (a) (1) (iv) (B) of Regulation S-B during such periods.

     The Company has provided GSBB with a copy of the disclosures it is making herein in response to Item 304 (a) of Regulation S-B, and has requested that GSBB provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304 (a) (3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of GSBB's letter is attached as an exhibit to this Current Report on Form 8-K.

     The Company has provided GSBB with a copy of the disclosures it is making in response to Item 304 (a) (2) of Regulation S-B, and GSBB has indicated that no response letter will be forthcoming.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND RESULTS

     c.   Exhibits:

     Exhibit
     Number    Description
     -------   -----------
     16.1      Letter from Good Swartz Brown & Berns LLP addressed to the United
               States Securities and Exchange Commission.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Total Film Group, Inc.
                                        -----------------------------------

Date: April 3, 2001                     By /s/ Gerald Green, Chairman

                                        By /s/ Peter Dattilo, CFO